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                                                                   Exhibit 10.11

American Metals & Coal International, Inc.      First Reserve Corporation
475 Steamboat Road, 2nd Floor                   One Lafayette Place
Greenwich, CT  06830                            Greenwich, CT 06830

March 28, 2005

VIA FACSIMILE

Alpha Natural Resources, Inc.
406 West Main Street
Abingdon, Virginia  24210
Attention:  Michael J. Quillen, President
Facsimile No.:  (276) 628-3116

      Re:   Waiver under Stockholder Agreement

Dear Mr. Quillen:

      We refer you to that certain Stockholder Agreement dated as of February 11, 2005 by and among Alpha Natural Resources, Inc., a Delaware corporation (the "Company"), the "FRC Parties" (as defined therein), the "AMCI Parties" (as defined therein) Madison Capital Funding LLC, a Delaware limited liability company, and the "Employee Stockholders" (as defined therein) (the "Agreement"). By our signatures below, Hans J. Mende in his capacity as the AMCI Representative pursuant to Section 6.12 of the Agreement, and First Reserve Fund IX, L.P. in its capacity as the FRC Representative pursuant to Section 6.13 of the Agreement, hereby waive all rights of the AMCI Parties and the FRC Parties, respectively, under Section 1.1(h) of the Agreement to be represented on committees of the Company's Board of Directors. This waiver is given pursuant to
Section 3.3(a) of the Agreement and is effective from and after the date of this letter. This waiver may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and facsimile signatures to this waiver shall be valid for all purposes.

                      THE AMCI PARTIES

                      By:  /s/ Hans J. Mende
                           Hans J. Mende, the AMCI Representative

                      THE FRC PARTIES

                      By:  First Reserve Fund IX, L.P., the FRC Representative

                      By:  First Reserve GP IX, L.P., its General Partner

                      By:  First Reserve GP IX, Inc., its General Partner

                      By:  /s/ Alex T. Krueger
                           Alex T. Krueger, Managing Director


cc:   Leslie A. Grandis, facsimile no.: (804) 698-2069
      Thomas R. Denison, facsimile no.: (203) 661-6729
      James L. Palenchar, facsimile no.: (303) 592-3140